SECOND AMENDMENT TO 1997 TERM CREDIT AGREEMENT


         THIS SECOND AMENDMENT to 1997 TERM CREDIT AGREEMENT (the "First Amendment") is intended to amend the terms of the 1997 Term Credit Agreement (the "Agreement") dated as of February 26, 1997, among DATA TRANSMISSION NETWORK CORPORATION; FIRST NATIONAL BANK OF OMAHA; FIRST NATIONAL BANK, WAHOO, NEBRASKA; NBD BANK, N.A.; NORWEST BANK NEBRASKA, N.A.; THE SUMITOMO BANK, LIMITED; MERCANTILE BANK OF ST. LOUIS, N.A.; U.S. BANK, NATIONAL ASSOCIATION (formerly First Bank, National Association); BANK OF MONTREAL; and LASALLE NATIONAL BANK. All terms and conditions of the Agreement shall remain in full force and effect except as expressly amended herein. All capitalized terms herein shall have the meanings prescribed in the Agreement. The Agreement shall be amended as follows:

         The parties hereby acknowledge that, effective as of the date hereof:

     1. The following definitions in Article I of the Agreement are amended as follows:

                   Banks:  FNB-O,  FNB-W, U.S. Bank,  Mercantile,  NBD, Norwest,
              Sumitomo, Nationsbank, LaSalle and Montreal, and such additional banks as may be added hereto from time to time by mutual written agreement of the parties.

         Operative

                   Documents:  This 1997 Loan Agreement, the Notes, the Security
              Agreement, the financial statements regarding the Collateral and the documents and certificates, other than the Purchase Agreement, delivered pursuant to Article VI.

     2.  Section 2.2 shall be amended to read as follows:

                   2.2 Notes.  The Notes shall bear  interest  on the  principal loan amount thereof outstanding through June 30, 1999, at the rate of 8.25% per annum; thereafter the interest rate for the balance of the term shall be set on June 30, 1999, at two percent (2.00%) above the yield on constant maturity Treasury Bonds with maturities of three years, as quoted for the Business Day immediately preceding June 30, 1999 in the applicable Release. Notwithstanding the foregoing, the Notes issued to the following Lenders shall bear interest as follows: (i) as to U.S. Bank, at the rate of 8.36% per annum through June 30, 1999 (whereupon the interest rate reset described above shall be applicable); and (ii) as to Mercantile, NBD, Sumitomo, Norwest, FNB-W and Montreal, at a variable rate per annum equal to New York Prime minus one-half of one percent (0.5%). After an Event of Default has occurred, interest shall accrue: (i) with respect to the fixed rate Notes, on the entire outstanding balance of principal and interest at a fluctuating rate equal to the Revolving Credit Rate plus four percent (4.00%); and (ii) as to the floating rate Notes, on the principal loan amount thereof at a rate per annum equal to three and one-half percent (3.5%) above New York Prime. Interest shall be calculated on actual days elapsed and a year of 360 days. If the Borrower's most recent Quarterly Compliance Certificate shows that, as of the end of the prior quarter, the Leverage Ratio was at such date more than thirty-six (36), the current quarter shall be deemed a "Restricted Quarter." If, any time during a Restricted Quarter (including, without limitation, during any period in such quarter prior to delivery of the Quarterly Compliance Certificate), the interest rate accruing on any Note is less than seven and one-half percent (7.50%), a "Trigger Event" shall be deemed to have occurred. Upon the occurrence of a Trigger Event, the Borrower shall be obligated to pay the Lenders the following fees: (i) three-eighths of one percent (.375%) of the outstanding principal balance of such Note as of the date preceding the Trigger Event, which amount shall be payable promptly upon invoicing by FNB-O; (ii) the same amount as computed in clause
              (i), payable on the six-month anniversary of the Trigger Event; and (iii) the same amount as computed in clause (i), payable on the twelve-month anniversary of the Trigger Event.


                                        1
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

     3.  Section 5.4 (a) shall be amended to read as follows:

                   (a) The  Borrower  shall not at any time permit the  Leverage
              Ratio to exceed forty-eight (48).

     4.  Section 5.19 shall be amended to read as follows:

                   5.19 Capital  Expenditures.  The Borrower  shall not incur in any fiscal year, commencing with the fiscal year beginning January 1, 1998, capital expenditures, determined in accordance with generally accepted accounting principles, of more than $2,000,000; provided, however, that capital expenditures for (a) equipment to be used by subscribers of the Borrower, and (b) telecommunications equipment, computer equipment, software and software consulting shall not be counted for purposes of this annual limitation.

     5.  Section 5.20 is hereby amended to read as follows:

                   5.20 Acquisitions. The Borrower shall not acquire any stock or any equity interest in, or warrants therefor or securities into the same, or a substantial portion of the assets of, another entity without the prior written consent of the Lenders; provided, however, that the Borrower shall be permitted to make on a cumulative basis from and after July 1, 1998 such acquisitions in an amount not to exceed Twenty Million Dollars ($20,000,000) in the aggregate without the consent of the Lenders if:

                   (a) such acquisitions are in or from entities which:

                       (i) are in the business of  electronically  communicating
                           time-sensitive information to subscribers;

                       (ii)have their  principal place of business in the United
                           States or Canada; and

                       (iii) have a positive operating cash flow,  calculated in
                           the same method as is used to calculate the Borrower's Operating Cash Flow for purposes of this Agreement; and

                   (b) the Borrower or any  Subsidiary  is not, and  immediately after the making of such acquisition, will not be in default under any other covenant or provision of this Agreement (including, without limitation, the covenants and provisions pertaining to minimum net worth and limitations on indebtedness); and

                   (c) no one  acquisition  shall  exceed  Ten  Million  Dollars
              ($10,000,000).
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

     6. Exhibit B is hereby amended to read as shown on Exhibit B to this Second Amendment.

     7. This Second Amendment shall not affect and there remain outstanding from the Borrower to the Banks, the existing Notes and the Related Bank Debt.

     8. This Second Amendment may be executed in several counterparts and such counterparts together shall constitute one and the same instrument.

     Except as expressly agreed herein, all terms of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this SECOND AMENDMENT TO 1997 TERM CREDIT AGREEMENT dated as of May 15, 1998.

                                       DATA TRANSMISSION NETWORK CORPORATION

                                       By /s/ Brian L. Larson
                                         Title:VP, CFO and Secretary





                                       FIRST NATIONAL BANK OF OMAHA



                                       By /s/ James P. Bonham
                                         Title:Vice President






NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower


                                       3

                                      THE SUMITOMO BANK, LIMITED


                                      By________________________________
                                        Title:


                                      By________________________________
                                        Title:







NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower


                                       4

                                      FIRST NATIONAL BANK, WAHOO,
                                      NEBRASKA



                                      By________________________________
                                        Title:








NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower


                                       5

                                      NBD BANK


                                      By________________________________
                                        Title:





NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower


                                       6

                                      NORWEST BANK NEBRASKA, N.A.




                                      By________________________________
                                        Title:





NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower


                                       7

                                      LASALLE NATIONAL BANK, a national
                                      banking association




                                      By________________________________
                                        Title:





NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:

                                      Borrower


                                       8

                                      MERCANTILE BANK OF ST. LOUIS, N.A.


                                      By________________________________
                                        Title:







NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower

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





                                      U.S. BANK, NATIONAL ASSOCIATION


                                      By________________________________
                                        Title:





NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower

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




                                      BANK OF MONTREAL,
                                      Chicago Branch




                                      By_______________________________
                                        Title:




NOTICE: A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

                                      INITIALED:


                                      Borrower

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


                                    EXHIBIT B



                          TO 1997 TERM CREDIT AGREEMENT
                                      among
                           DATA TRANSMISSION NETWORK,
                          FIRST NATIONAL BANK OF OMAHA,
                      FIRST NATIONAL BANK, WAHOO, NEBRASKA,
                                    NBD BANK,
                          NORWEST BANK NEBRASKA, N.A.,
                           THE SUMITOMO BANK, LIMITED,
                       MERCANTILE BANK OF ST. LOUIS, N.A.,
                        U.S. BANK, NATIONAL ASSOCIATION,
                                BANK OF MONTREAL
                                       AND
                              LASALLE NATIONAL BANK



                              OFFICER'S CERTIFICATE

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

                             COMPLIANCE CERTIFICATE
                      DATA TRANSMISSION NETWORK CORPORATION


First National Bank of Omaha                                Date

Attn:  James Bonham
16th & Dodge Streets
Omaha, Nebraska 68102

I certify that Data Transmission Network Corporation is in compliance with the requirements set forth in the 1997 Term Credit Agreement (the "Agreement") dated as of February 26, 1997, between First National Bank of Omaha, First National Bank, Wahoo, Nebraska, NBD Bank, Norwest Bank Nebraska, N.A., LaSalle National Bank,The Sumitomo Bank, Ltd., Mercantile Bank of St. Louis, N.A., U.S. Bank, National Association, and Data Transmission Network Corporation.

The following calculations are as of (statement date) as required by Section 5.1(d) of said Agreement:

Evaluations:

Total Indebtedness (TI):

Operating Cash Flow:      most recent month                 previous month
                          ending                            ending

    Net Income (loss)     ------------                      ------------
    Interest Expense      ------------                      ------------
    Depreciation          ------------                      ------------
    Amortization          ------------                      ------------
    Deferred Income
     Taxes                ------------                      ------------
    Non-Ordinary
     Non-Cash
     Charges (Credits)    ------------                      ------------

    Total                 a)                                b)
                            ----------                        ----------

    Operating Cash Flow = OCF = (a+b)/2 =
                                          ------------
Leverage Ratio (TI/OCF):

Section 2.2
                                       13
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

     Trigger Fee:  If the  Leverage  Ratio is more than 36, then a one time fee is due, paid in three installments of 3/8% of the then outstanding principal balances, on any of the Notes which have an interest rate less than 7.5% per annum.

                   Position:  A Trigger Event has/has not occurred.
Section 5.3

     Net Worth:    A  minimum  Net Worth  (exclusive  of  subordinated  debt) of
                   $23,500,000 plus fifty percent (50%) of the net income (but not losses) of the Borrower for each fiscal year, commencing with the fiscal year beginning January 1, 1997; provided, however, solely for purposes of determining compliance with the provisions of this Section 5.3, "Net Worth" shall not include any subordinated debt.


                   Minimum  Net  Worth  (exclusive  of  subordinated   debt)=  $
                   23,500,000.

                   Net Income              Year ending            Addition (50%)

                   $____________             12/31/97             $___________
Total Minimum Net
   Worth                                                          $

Position:

Total Net Worth (exclusive of subordinated debt) = $_____________

The Borrower [is/is not] in compliance with Section 5.3.

Section 5.4

             Indebtedness:    At no time will the Leverage Ratio  exceed 48

                              Position:            Leverage Ratio =
                                                                   ---------


    Total
    Indebtedness
    plus
    subordinated
    debt plus
    guaranty
    contingencies
    (Adjusted
    Total
    Indebtedness or
    ATI)1: At no time will Adjusted Total Indebtedness exceed 60 x OCF

    Position:                 Adjusted Total Indebtedness = $
                              (60 x OCF) - (ATI) = $

The Borrower [is/is not] in compliance with Section 5.4.

                                       14
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

Section 5.7

    Distributions: Neither the Borrower  nor any  Subsidiary  shall  declare any dividends (other than dividends payable in stock of the Borrower or dividends or distributions from any consolidated Subsidiary) or make any cash distribution in respect of any shares of its capital stock or warrants of its capital stock, without the prior written consent of the Lenders; provided that the Borrower need not obtain the Lenders' consent with respect to dividends in any one (1) year which are in the aggregate less than 25% of the Borrower's Net Operating Profit After Taxes in the previous four (4) quarters, as reported to the Lenders pursuant to Section 5.1.


                       Position:                Net Operating Profit
                              After Taxes for
                              last four (4) quarters          =  ______________

                                                                         x  .25

                              Available for dividends
                              or distributions in the most
                              recent quarter plus the
                              prior three (3) quarters        =  ______________

                              Dividends and distributions
                              (excluding dividends payable
                              solely in stock of the Borrower
                              and distributions from consolidated
                              Subsidiaries) declared or paid
                              in the most recent quarter plus
                              the prior three (3) quarters    = _______________

The Borrower [is/is not] in compliance with Section 5.7.

                                       15
                                    - 530 -

Section 5.15

    Interest                  The ratio of OCF to Interest Expense ("IE")
     Coverage:                at the end of each  quarter  will not be less than
                              2.25 to 1.0 (225%).

    Position:                 OCF = $
                              IE = $
                              OCF/IE =        %

The Borrower [is/is not] in compliance with section 5.1.5.

Section 5.19

Capital Expenditures:
                   The Borrower shall not make capital expenditures (other than permitted earning assets specified in Section 5.19) in any fiscal year, commencing with the fiscal year beginning January 1, 1998, in excess of $2,000,000.

                   Position:  Capital Expenditures (other than permitted earning assets specified in Section 5.19) this fiscal year = $_____________

The Borrower [is/is not] in compliance with Section 5.19.


Section 5.20

     Acquisitions: The  Borrower  shall  not  make  acquisitions  which  in  the aggregate exceed $20,000,000 and in any one instance exceed $10,000,000 except certain permitted unlimited acquisitions.

                   Position:  Acquisitions   (other  than  permitted   unlimited
                              acquisitions) in the aggregate since the date of the Agreement = _________.

               Date                 Amount                      Acquired Company
               ---------------------------                      ----------------

Permitted Unlimited Acquisition:

Date         Amount            Acquired         Principal            Line
----         ------            Company          Place of              Of
                               --------         Business            Business
                                                ---------           --------

The Borrower [is/is not] in compliance with Section 5.20.

                                       16
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

Additional Representations:

     There have/have not been any sale(s) of assets which would require prepayment of the Notes under Section 5.2.

     There has/has not been:

         (i)       a  Change  of  Control  or  a  material   adverse  change  in
                   management personnel as defined in Section 5.14 of the Agreement;

         (ii) a default under Section 7.1(j) or 7.1(l) regarding a change in ownership or control of the Company; or.

         (iii)     an  indemnity  claim  by  Broadcast  Partners  under  Section
                   7.1(m).

Name of Borrower:     Data Transmission Network Corporation

                      Signature: /s/ Brian L. Larson

                      Title:VP, CFO and Secretary








--------
1This section need not be completed unless Borrower has subordinated debt or guaranty contingencies.
                                       17
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